                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): FEBRUARY 28, 2000


                       ASCHE TRANSPORTATION SERVICES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        0-24576                                           36-3964954
        -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)

10214 NORTH MT. VERNON ROAD, SHANNON, ILLINOIS                          61078
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (815) 864-2421
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                      NONE
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On February 28, 2000, the Company disclosed that the Larry L. Asche, Chairman and Chief Executive Officer and Diane L. Asche, Vice President and Secretary, have been terminated for cause under their employment agreements with the Company. Additional information regarding this disclosure is set forth in the press release attached hereto as Exhibit 99.1.

                                    EXHIBITS

Exhibit 99.1      Press Release dated February 28, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASCHE TRANSPORTATION SERVICES, INC.



Date:  February 28, 2000          By:  /s/ Leon M. Monachos
                                       --------------------
                                       Leon M. Monachos, Chief Financial Officer
                                                    (Signature)